                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 18, 2001



                       Interneuron Pharmaceuticals, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                 000-18728              04-3047911
----------------           -------------          ----------------
(State or other             (Commission             (IRS Employer
jurisdiction of             File Number)            Identification
incorporation)                                          Number)


                             One Ledgemont Center
                               99 Hayden Avenue
                           Lexington, Ma 02421-7966
                 --------------------------------------------
                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (781-861-8444)
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ITEM 5.    Other Items.
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     On December 18, 2001, Interneuron Pharmaceuticals, Inc. (the "Company")
issued a press release containing the information attached hereto as Exhibit
99.1 announcing that Pfizer Inc. reported positive clinical trial results in generalized anxiety disorder with the Company's product pagoclone. The Company also reported on the progress of other clinical-stage products. The press release is incorporated herein by reference.

     The press release contains forward-looking statements that involve risks and uncertainties that could cause our actual results and financial condition to differ materially from those anticipated by the forward-looking statements. The words "believe", "expect", "anticipate", "intend", "plan", "estimate" or other expressions which are predictions of or indicate future events and trends do not relate to historical matters but identify forward-looking statements. Risks and uncertainties related to forward-looking statements are set forth in the Company's filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under "Risk Factors" and elsewhere in, or incorporated by reference into, the Company's Form 10-K for its fiscal year ended September 30, 2001 and elsewhere.



Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a) Financial Statements of Business Acquired:  N/A

          (b) Pro Forma Financial Information: N/A

          (c)  Exhibits: Exhibit 99.1 Press Release dated December 18, 2001


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERNEURON PHARMACEUTICALS, INC.


Dated:  December 20, 2001             By: /s/ Glenn L. Cooper, M.D.
                                          -------------------------
                                          Glenn L. Cooper, M.D.
                                          President, Chief Executive Officer
                                          and Chairman



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